                                                                     EXHIBIT 4.1

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                                            This Certificate is Transferable in
                                            New York, NY and Ridgefield Park, NJ
                                            ------------------------------------

[CELLSTAR CORPORATION LOGO]                                 COMMON STOCK
                                                      PAR VALUE $.01 PER SHARE

                                                                SHARES

                                                          CUSIP 150925 20 4

                                                       SEE REVERSE FOR CERTAIN
                                                      DEFINITIONS AND PROVISIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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This Certifies that



is the record holder of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01
                                  PER SHARE, OF

                              CELLSTAR CORPORATION

(herein called the "Corporation") transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to all provisions of the Certificate of Incorporation and By-Laws of the Corporation as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        DATED:
  /s/ TERRY S. PARKER
CHIEF EXECUTIVE OFFICER                 COUNTERSIGNED AND REGISTERED
                                            MELLON INVESTOR SERVICES LLC
                                                    TRANSFER AGENT AND REGISTRAR

                                        BY
 /s/ ELAINE FLUD RODRIGUEZ                                  AUTHORIZED SIGNATURE
              SECRETARY
                                [CELLSTAR SEAL]

                              CELLSTAR CORPORATION

     The Corporation will furnish, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights (if any) of each class of stock or series thereof authorized to be issued by it, and the qualifications, limitations or restrictions of such preferences and/or rights (if any). Such request may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


                          UNIF GIFT MIN ACT -- ___________ Custodian __________
                                                  (Cust)               (Minor)

                                           under Uniform Gifts to Minors

                                           Act __________________________
                                                        (State)

     Additional abbreviations may also be used though not in the above list

     For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------ Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney,
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________________

                                             X  ________________________________
                                                        (Signature)
               NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN      }
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGE-
MENT OR ANY CHANGE WHATEVER.                 X  ________________________________
                                                        (Signature)

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of December 30, 1996, by and between CellStar Corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION"
AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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  SIGNATURE(S) GUARANTEED BY:








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